UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2007 (April 23, 2007)
Date of Report
(Date of earliest event reported)

EV Energy Partners, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33024	20-4745690
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 23, 2007, the Partnership issued a press release announcing that Mark Houser, President and COO, Michael E. Mercer, Senior Vice President and CFO and Kathryn MacAskie, Senior Vice President of Acquisitions will be presenting at the IPAA Oil & Gas Investment Symposium in New York on Tuesday, April 24, 2007 at 11:20 a.m. ET. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. A copy of the presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 27, 2007

99.2	EV Energy Partners, L.P. Presentation Materials - OGIS New York April 2007.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV ENERGY PARTNERS, L.P. (Registrant)

By: EV Energy GP, L.P., its general partner

By: EV Management, L.L.C., its general partner

Date: April 27, 2007	By:	/s/ Michael E. Mercer
Michael E. Mercer Senior Vice President and Chief Financial Officer

    Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 23, 2007

99.2	EV Energy Partners, L.P. Presentation Materials - OGIS New York April 2007.